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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

IKONICS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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IKONICS CORPORATION
4832 Grand Avenue
Duluth, Minnesota 55807
(218) 628-2217

Dear Shareholder:

        You are cordially invited to attend the Annual Meeting of Shareholders to be held at The Kitchi Gammi Club, 831 E. Superior Street, Duluth, Minnesota, at 1:00 p.m., Central Time, on April 24, 2013.

        The Secretary's Notice of Annual Meeting and the Proxy Statement which follow describe the matters to come before the meeting. During the meeting, we will also review the activities of the past year and items of general interest about the Company.

        We hope that you will be able to attend the meeting in person and we look forward to seeing you. Please mark, date and sign the enclosed proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the Annual Meeting. You may revoke the proxy and vote in person at that time if you so desire.

Sincerely,

William C. Ulland Chairman of the Board

March 19, 2013

IKONICS CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 24, 2013

        The Annual Meeting of Shareholders of IKONICS Corporation will be held at The Kitchi Gammi Club, 831 E. Superior Street, Duluth, Minnesota, at 1:00 p.m., Central Time, on April 24, 2013 for the following purposes:

  1.
  To elect nine directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified.

  2.
  To ratify the selection of McGladrey LLP as IKONICS Corporation's independent registered public accounting firm for the year ending December 31, 2013.

  3.
  To vote on an advisory basis on the frequency of future advisory votes on the compensation of IKONICS Corporation's named executive officers.

  4.
  To vote on advisory basis on the compensation of the named executive officers as disclosed in the accompanying Proxy Statement.

  5.
  To transact such other business as may properly come before the Annual Meeting, or any adjournment or adjournments thereof.

        The Board of Directors has fixed March 5, 2013 as the record date for the meeting, and only shareholders of record at the close of business on that date are entitled to receive notice of and vote at the meeting.

        Your proxy is important to ensure a quorum at the meeting. Even if you own only a few shares, and whether or not you expect to be present at the meeting, please mark, date and sign the enclosed proxy and return it in the accompanying postage-paid reply envelope as quickly as possible. You may revoke your proxy at any time prior to its exercise and returning your proxy will not affect your right to vote in person if you attend the meeting and revoke the proxy.

By Order of the Board of Directors,
Jon Gerlach Secretary

Duluth, Minnesota
March 19, 2013

PROXY STATEMENT

 GENERAL INFORMATION

        The enclosed proxy is being solicited by the Board of Directors of IKONICS Corporation, a Minnesota corporation ("IKONICS" or the "Company"), for use in connection with the Annual Meeting of Shareholders to be held on April 24, 2013 at The Kitchi Gammi Club, 831 E. Superior Street, Duluth, Minnesota, at 1:00 p.m., Central Time, and at any adjournments thereof. Only shareholders of record at the close of business on March 5, 2013 will be entitled to vote at such meeting or adjournment. Proxies in the accompanying form which are properly signed, duly returned to the Company and not revoked will be voted in the manner specified. A shareholder executing a proxy retains the right to revoke it at any time before it is exercised by providing notice in writing to the Secretary of the Company of termination of the proxy's authority or a properly signed and duly returned proxy bearing a later date.

        The address of the principal executive office of the Company is 4832 Grand Avenue, Duluth, Minnesota 55807 and the telephone number is (218) 628-2217. The mailing of this Proxy Statement and the Board of Directors' form of proxy to shareholders will commence on or about March 19, 2013. This Proxy Statement is available at http://ir.10kwizard.com/files.php?source=638.

        The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by the use of the mails, certain directors, officers and employees of the Company may solicit proxies by telephone, regular or electronic mail, or personal contact, and have requested brokerage firms and custodians, nominees and other record holders to forward soliciting materials to the beneficial owners of stock of the Company and will reimburse them for their reasonable out-of-pocket expenses in so forwarding such materials.

        The Common Stock of the Company, par value $.10 per share, is the only authorized and issued voting security of the Company. At the close of business on March 5, 2013, there were 2,002,003 shares of Common Stock issued and outstanding, each of which is entitled to one vote. Holders of Common Stock are not entitled to cumulate their votes for the election of directors.

        A plurality of the votes cast is required for election of the director nominees listed under "Election of Directors" in this Proxy Statement. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote is required to ratify the selection of the Company's independent registered public accounting firm. If the advisory vote on the compensation of the named executive officers included in this Proxy Statement (the "say-on-pay" vote) receives more votes "for" than "against," then it will be deemed to be approved. The frequency of the advisory vote on future say-on-pay votes receiving the highest number of votes (one, two or three years) by shareholders will be considered the frequency recommended by shareholders.

        A shareholder voting through a proxy who abstains with respect to any matter is considered to be present and entitled to vote on such matter at the meeting and is in effect a negative vote with respect to the proposal relating to ratification of the Company's independent registered public accounting firm. Abstentions will have no effect on the advisory vote to approve the compensation of the named executive officers as disclosed in this Proxy Statement or the advisory vote on the frequency of future say-on-pay votes. A shareholder (including a broker) who does not have or does not give authority to vote, or withholds authority to vote, on any proposal shall not be considered present and entitled to vote on such proposal.

 SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

        The following table sets forth, as of February 28, 2013, the number of shares of Common Stock beneficially owned by each person who is a beneficial owner of more than 5% of the Common Stock issued and outstanding, by each executive officer named in the Summary Compensation Table, by each director, director nominee and by all officers and directors as a group. All persons have sole voting and dispositive power over such shares unless otherwise indicated.

Name and Address of Beneficial Owner(1)	Number of Shares		Percentage of Outstanding Shares
Directors and executive officers:
William C. Ulland	235,502		11.76%
Charles H. Andresen	26,289		1.31
Gerald W. Simonson	115,973		5.79
David O. Harris	89,362		4.46
Rondi Erickson	13,398		*
Lockwood Carlson	250		*
H. Leigh Severance	180,079		8.99
Ernest M. Harper, Jr.	—		—
Darrell B. Lee	1,711		*
Claude P. Piguet	21,675		1.08
Jon Gerlach	11,250		*
All directors and executive officers (14 persons, including those named above)	707,103	(2)	35.29
Additional Beneficial Owners > 5%
Joseph R. Nerges	397,905	(3)	19.88

*
Less than one percent.

(1)
The address for each of the persons listed below is 4832 Grand Avenue, Duluth, Minnesota 55807, except for Mr. Nerges, whose address is 1726 Bundy Street, Scranton, Pennsylvania 18508.

(2)
Includes options to purchase 1,666 shares of Common Stock exercisable within 60 days of February 28, 2013.

(3)
Based solely on information contained in filings made by Mr. Nerges with the Securities and Exchange Commission on or prior to February 28, 2013.

 ELECTION OF DIRECTORS

        The business of the Company is managed under the direction of a Board of Directors, with the number of directors fixed from time to time by the Board of Directors. The Board of Directors has fixed at nine the number of directors to be elected to the Board at the 2013 Annual Meeting of Shareholders and has nominated the nine persons named below for election as directors, each to serve until the 2014 Annual Meeting of Shareholders. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the nine nominees named below. Each of the nominees is a current director of the Company and each has indicated a willingness to serve as a director until the 2014 Annual Meeting of Shareholders. In case any nominee is not a candidate for any reason, the proxies named in the enclosed form of proxy may vote for a substitute nominee in their discretion.

        All nominees for director, except for Mr. Ulland, meet the independence requirements of The Nasdaq Stock Market, the stock exchange on which the Company's shares trade.

        Following is certain information regarding the nominees for the office of director:

William C. Ulland, age 72

        Mr. Ulland is Chairman, President and Chief Executive Officer of the Company. He was named IKONICS' Chief Executive Officer in February of 2000 and President in December of 2000. He has been a member of the Company's Board of Directors since 1972 and has served as its Chairman since 1976. Mr. Ulland earned a degree in Geophysical Engineering from the Colorado School of Mines in 1963 and a Master of Science degree in Industrial Administration from Purdue University in 1965. Prior to becoming the Company's Chief Executive Officer, he was involved in mineral development and evaluation as Managing Partner of the American Shield Company and President of Geomines Inc.

Charles H. Andresen, age 72

        Mr. Andresen was elected as a director of the Company in 1979. Mr. Andresen has been a shareholder in the law firm of Andresen & Butterworth, P.A., in Duluth, Minnesota for the past five years. Prior to being a shareholder in Andresen & Butterworth, P.A., Mr. Andresen was a shareholder in the law firm of Andresen, Haag, Paciotti, & Butterworth, P.A. in Duluth, Minnesota.

Gerald W. Simonson, age 82

        Mr. Simonson was elected as a director of the Company in 1978. He has been the President of Omnetics Connector Corporation, a manufacturer of microminiature connectors for the electronics industry located in Minneapolis, Minnesota, for more than the past five years.

David O. Harris, age 78

        Mr. Harris was elected a director of the Company in 1965. He has been President of David O. Harris, Inc., a manufacturer's representative firm in Minneapolis, Minnesota, for more than the past five years.

Rondi C. Erickson, age 65

        Ms. Erickson was elected as a director of the Company in 2000. In 2005, she founded and co-owned Nokomis Restaurant & Bar in Duluth, Minnesota. She retired from that position in 2012. From October 1999 to February 2006, she was the Chief Executive Officer and a director of Apprise Technologies Inc., a company that develops and sells optical and electronic-based sensor technologies. Prior to joining Apprise, in 1995, Ms. Erickson founded American Science Corporation, a registered FDA manufacturing establishment that provided contract manufacturing and research and development support for a dental pharmaceutical company. Prior to founding American Science, Ms. Erickson founded Bay West, Inc., an environmental services firm, in 1974 and served as its Chief Executive Officer.

H. Leigh Severance, age 74

        Mr. Severance was elected as a director of the Company in 2000. Mr. Severance has over forty years of investment experience as a portfolio manager and security analyst with advisory organizations and a mutual fund, including his own firm, Severance Capital Management, which was founded in 1984 to specialize in micro and small capitalization companies and quantitative portfolio management strategies. He also co-founded Jefferson Capital Management, a large capitalization quantitative investment management company. Prior to 1984, Mr. Severance was a portfolio manager with Cambiar Investors, H.L. Severance, Inc., Founders Asset Management and J.M. Hartwell & Company. Mr. Severance received a Masters in Business Administration from the University of Chicago in 1963. He served on the Board of Directors of Credo Petroleum Corporation until it was purchased by Forestar Group Inc. in 2012, and he served on the Board of Directors of LifeVantage Corporation, a publicly traded company, until 2007. Mr. Severance currently serves on the Board of Directors of a private company.

Lockwood Carlson, age 69

        Dr. Carlson was appointed as a director of the Company in February 2009. Dr. Carlson is President of Carlson Consulting Group, a Minneapolis-based consulting firm that he founded in 2002 and that provides strategic development foresight to organizations with a concentration in technical products and services. Dr. Carlson holds the James Renier Chair in Technological Leadership at the Center for the Development of Technological Leadership at the University of Minnesota, where he is on the faculty and teaches in the Management of Technology program. Dr. Carlson received his Ph.D. in Physics in 1971 from the University of Wyoming and is retired from 3M Company where he served as Corporate Scientist. Dr. Carlson also serves on the Board of Directors of several private companies and non-profit organizations.

Ernest M. Harper Jr., age 58

        Mr. Harper was elected as a director of the Company in 2012. Mr. Harper was Chief Tax Officer for General Mills, Inc. from 1996 until July, 31, 2010, when he retired. He was responsible for the global income tax function, including tax compliance, planning, controversy and SEC financial reporting. Mr. Harper has extensive experience in structuring international business operations and joint ventures, domestic and cross border international acquisitions and divestitures and corporate governance. He held various positions in the tax counsel function for General Mills from 1989 until 1996. Prior to his employment at General Mills, Mr. Harper was a tax consultant in the Minneapolis office of Ernst & Young LLP. He received his J.D. and B.A. degrees from the University of Minnesota.

Darrell B. Lee, age 64

        Mr. Lee was elected as a director the Company in 2012. Mr. Lee is Vice President, Chief Financial Officer, Treasurer and Secretary of MOCON, Inc., a publicly held manufacturer of precision test and measurement instruments located in Minneapolis, Minnesota. Mr. Lee has held this position for more than the last five years.

        Each nominee brings unique experience and skills to the Board of Directors. The Board of Directors believes the nominees as a group have the experience and skills in areas such as technology, manufacturing, finance and management that are necessary to effectively oversee the Company's operations and growth strategies. The following is a summary of the experience and skills that the

Board of Directors believes makes each nominee a strong choice to serve as a director of the Company:

  •
  Mr. Ulland has been our chief executive officer for more than 10 years and has been a director of the Company for more than 35 years. The Board of Directors believes his knowledge of the Company and its business gained from this lengthy term of leadership position him well to formulate and execute our business plans and growth strategies.

  •
  Mr. Andresen has deep institutional knowledge of the Company gained from his service on the Board of Directors for more than 20 years. His legal knowledge acquired from practicing law for more than 40 years also is a valuable resource to the Board of Directors.

  •
  Mr. Simonson has deep institutional knowledge of the Company gained from his service on the Board of Directors for more than 20 years. His professional experience in the manufacturing sector also is a valuable resource to the Company. Mr. Simonson's financial and accounting knowledge caused the Board of Directors to determine that he is an audit committee financial expert under applicable rules of the Securities and Exchange Commission.

  •
  Mr. Harris's institutional knowledge of the Company based on his service on the Board of Directors for more than 40 years and his professional experience in the manufacturing sector make him a valuable resource to the Company's management and Board of Directors.

  •
  Ms. Erickson's experience in the technology sector and her general management experience are useful resources for the Board of Directors and the Company's management. She served as Chief Executive Officer of Apprise Technologies, a company that develops and sells optical and electronic-based sensor technologies, for six years. Ms. Erickson also founded and managed several businesses prior to joining Apprise Technologies.

  •
  Mr. Severance has more than 40 years of experience analyzing and managing investments. This investment experience is a valuable resource for the Company's other directors.

  •
  Mr. Carlson has significant technological and leadership experience gained through his professional and academic background. He founded and serves as President of a consulting firm that provides strategic advice primarily to technology companies and teaches in the Management of Technology program at the University of Minnesota. He also previously worked at 3M Company, a diversified technology company in the Fortune 100. His technological and leadership skills are a valuable resource to the Board of Directors and the Company's management.

  •
  Mr. Harper's significant international business experience and expertise in tax matters provide valuable perspective and insight to the Company's management and to the Board.

  •
  Mr. Lee's finance expertise and experience in public company reporting and governance matters gained through his service at MOCON provide important skills and perspective to the Board.

Committees of the Board of Directors and Meeting Attendance

        The Board of Directors met five times during fiscal 2012. All incumbent directors attended at least 75% of the meetings of the Board and of the committees on which they served held during the periods for which they served as a director. The Company currently has an Audit Committee, a Compensation Committee and a Nominating Committee.

        The following is a description of the functions performed by each of the Committees:

Audit Committee

        The Company's Audit Committee presently consists of Messrs. Simonson (Co-Chairman), Lee (Co-Chairman), Andresen, Carlson, Harris, Severance, Harper and Ms. Erickson. All of the members of the Audit Committee are "independent" as that term is defined in the applicable listing standards of The Nasdaq Stock Market and Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, the Board of Directors has determined that each of Messrs. Simonson and Lee is an "audit committee financial expert" as defined by applicable regulations of the Securities and Exchange Commission. The Audit Committee provides assistance to the Board of Directors in fulfilling the Board's duties relating to corporate accounting, reporting practices of the Company and the quality and integrity of the Company's financial reports. Among other things, the Audit Committee selects and appoints the Company's independent registered public accounting firm, meets with the independent registered public accounting firm and financial management to review the scope of the audit and the audit procedures and reviews annually the responsibilities of the Audit Committee and recommends to the Board of Directors any changes to these responsibilities. The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, adopted by the Company's Board of Directors on February 23, 2004. A copy of the Audit Committee Charter is included as Exhibit A to this Proxy Statement. The Audit Committee met four times during fiscal 2012, once each quarter.

Compensation Committee

        The Company's Compensation Committee presently consists of Messrs. Andresen (Chairman), Simonson, Harris, Severance, Carlson, Harper, Lee and Ms. Erickson. All of the members of the Compensation Committee are "independent" as that term is defined in the applicable listing standards of The Nasdaq Stock Market. The Compensation Committee annually reviews and acts upon a compensation package for the Chief Executive Officer and the Company's other executive officers, and sets compensation policy for the other employees of the Company. In addition, the Compensation Committee acts upon management recommendations concerning employee stock options, bonuses and other compensation and benefit plans. The Compensation Committee also administers the IKONICS Corporation 1995 Stock Incentive Plan. The responsibilities of the Compensation Committee are set forth in the Compensation Committee Charter, adopted by the Company's Board of Directors on February 28, 2013. Pursuant to the Compensation Committee Charter, the Committee has authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate, provided that the subcommittees are composed entirely of independent directors. A copy of the Compensation Committee Charter is included as Exhibit B to this Proxy Statement. The Compensation Committee met three times during fiscal 2012.

Nominating Committee

        The Company's Nominating Committee presently consists of Ms. Erickson (Chairperson) and Messrs. Andresen, Simonson, Harris, Severance, Carlson, Harper and Lee. All of the members of the Nominating Committee are "independent" as that term is defined in the applicable listing standards of The Nasdaq Stock Market. The purposes of the Nominating Committee are to identify individuals qualified to become Board members and to approve director-nominees to be considered for election by shareholders and for election by the Board to fill any vacancy or newly created directorship. The responsibilities of the Nominating Committee are set forth in the Nominating Committee Charter, which was included as Exhibit A to the Proxy Statement for the 2011 Annual Meeting of Shareholders. The Nominating Committee met twice during fiscal 2012.

        The Nominating Committee has established a policy with regard to the consideration of any director candidates recommended by the Company's shareholders. The Nominating Committee will consider director candidates recommended by a Company shareholder provided that the shareholder sends the Company a written notice received by the Secretary of the Company that (i) states the name and address of the shareholder identifying the candidate as that information appears on the Company's books and records and the number of shares of the Company owned by the recommending shareholder and (ii) provides the following information about the candidate:

  1.
  name, age and business and residential addresses;

  2.
  principal occupation or employment;

  3.
  number of shares of the Company beneficially owned;

  4.
  statement of the person's citizenship; and

  5.
  any other information that must be disclosed about nominees in proxy solicitations pursuant to Regulation 14A under the Exchange Act (including the candidate's written consent to be named as a nominee and to serve as a director if elected).

        The Company may require any proposed candidate to furnish such other information as may reasonably be required by the Nominating Committee to determine the eligibility of the proposed nominee to serve as a director. Provided a shareholder satisfies the requirements described above, the Nominating Committee will consider director candidates recommended by shareholders in the same manner that it considers all other director candidates. All director candidates must meet certain minimum qualifications established by the Nominating Committee from time to time, and the Nominating Committee will assess the experience, integrity, competence, diversity, skills and dedication to the Company of all director candidates. The Nominating Committee does not have an independent policy with regard to considering the diversity of the Company's directors. The Nominating Committee will consider a number of features when evaluating diversity, including age, gender, ethnicity and professional experiences. As indicated above, diversity is one factor in the total mix of information the Board of Directors considers when evaluating director candidates. Shareholders who wish to suggest qualified candidates should write to the Office of the Corporate Secretary of IKONICS Corporation, at 4832 Grand Avenue, Duluth, Minnesota 55807, stating the information described above and any other relevant details concerning the candidate's qualifications for consideration by the Nominating Committee.

Board Leadership Structure and Role in Risk Oversight

        Mr. Ulland has served in the combined roles of Chairman and Chief Executive Officer since 2000. Mr. Ulland's combined service as Chairman and Chief Executive Officer creates unified leadership for the Company. This leadership structure demonstrates to customers and shareholders that the Company is under strong leadership and minimizes the potential duplication of efforts among management and the directors. The Board of Directors does not have a lead independent director and does not believe that one is necessary in light of the Company's size and the lengthy experience the majority of the directors have working with Mr. Ulland. The Board of Directors believes its leadership structure allows the Company to operate most efficiently and is in the best interests of the Company and its shareholders.

        The Company's management is responsible for day-to-day risk management of the Company. Management reports to the Board of Directors on the material risks the Company faces when management determines that the Company's risk profile materially changes. The Board of Directors uses management's reports to evaluate the Company's exposure to risks in light of the Company's business plan and growth strategies. The Board of Directors primarily focuses on risks in the areas of operations, liquidity and regulatory changes and compliance, which the Board of Directors believes are the areas most likely to potentially impact the Company in a material way.

Director Compensation

        Each non-employee director of the Company receives a quarterly retainer of $2,000, plus meeting fees of $2,000 for each meeting of the Board of Directors. Fees are not paid for committee meetings. From time to time, the Company's non-employee directors have been awarded options to purchase the Company's Common Stock under the 1995 Stock Incentive Plan and Mr. Ulland has been awarded stock options under such plan in connection with his position as Chairman, President and Chief Executive Officer. No such grants of stock options have been made since 2003. The following table sets forth the total compensation paid to each director for fiscal 2012. Mr. Ulland did not receive separate compensation for his service as a director during fiscal 2012.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash	Total
Charles H. Andresen	$16,000	$16,000
Gerald W. Simonson	$16,000	$16,000
David O. Harris	$16,000	$16,000
Rondi C. Erickson	$16,000	$16,000
H. Leigh Severance	$16,000	$16,000
Lockwood Carlson	$16,000	$16,000
Ernest M. Harper Jr.	$12,000	$12,000
Darrell B. Lee	$12,000	$12,000

Shareholder Communication with the Board of Directors and Director Attendance at Annual Meetings

        The Board provides a process for shareholders to send communications to the Board or any of the directors. Shareholders may send written communications to the Board of Directors or specified individual directors by addressing their communication to Chief Financial Officer, IKONICS Corporation, 4832 Grand Avenue, Duluth, Minnesota 55807, by U.S. mail. The communications will be collected by the Chief Financial Officer and delivered, in the form received, to the Board or, if so addressed, to a specified director.

        The Company does not have a formal policy regarding attendance by members of the Board of Directors at the Company's Annual Meetings of Shareholders. The Company has always encouraged its directors to attend its annual meeting of shareholders and expects to continue this informal policy. In 2012, six Company directors attended the Company's Annual Meeting of Shareholders.

 REPORT OF THE AUDIT COMMITTEE

        The role of the Company's Audit Committee, which is composed of eight independent non-employee directors, is one of oversight of the Company's management and the Company's outside auditors in regard to the Company's financial reporting and the Company's controls with respect to accounting and financial reporting. In performing its oversight function, the Audit Committee relied upon advice and information received in its discussions with the Company's management and independent registered public accounting firm.

        The Audit Committee has (i) reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2012 with the Company's management; (ii) discussed with the Company's independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, regarding communication with audit committees (Codification of Statements on Auditing Standards, AU sec. 380); (iii) received the written disclosures and the letter from the Company's independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence; and (iv) discussed with the independent registered public accounting firm the independent registered public accounting firm's independence.

        Based on the review and discussions with management and the Company's independent registered public accounting firm referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE Gerald W. Simonson, Co-Chairman Darrell B. Lee, Co-Chairman Charles H. Andresen Lockwood Carlson David O. Harris Rondi C. Erickson H. Leigh Severance Ernest M. Harper, Jr.

Principal Accounting Firm Fees

        The following table presents fees for professional audit services rendered by McGladrey LLP and RSM McGladrey, Inc. (through November 30, 2011) for the audit of the Company's annual financial statements for 2012 and 2011, and tax services for 2012 and 2011.

	2012	2011
Audit Fees(1)	$97,481	$96,902
Tax Fees(2)	12,500	11,650

Total	$109,981	$108,552

(1)
Audit Fees consist of fees for professional services rendered for the audit of the Company's financial statements and review of financial statements included in the Company's quarterly reports.

(2)
Tax Fees consist of compliance fees for the preparation of tax returns and related consultations for state and local tax queries.

        The Audit Committee's current practice on pre-approval of services performed by the independent registered public accounting firm is to approve annually all audit services and, on a case-by-case basis, all permitted non-audit services to be provided by the independent registered public accounting firm during the fiscal year. The Audit Committee reviews each non-audit service to be provided and assesses the impact of the service on the auditor's independence. In addition, the Audit Committee may pre-approve other non-audit services during the year on a case-by-case basis.

EXECUTIVE OFFICERS

        Following is certain information regarding the current executive officers of the Company other than William C. Ulland:

Claude P. Piguet, age 55

        Mr. Piguet was named Executive Vice President on December 19, 2000. Previously, he was the Company's Vice President of Operations beginning in May 1994. He was the Company's Director of Operations from January 1992 to May 1994. Mr. Piguet joined the Company in 1990 and holds a diploma of Engineer ETS/HTL from the Ecole D'Ingenieurs de l'Etat de Vaud in Switzerland.

Dr. Karl Shaw, age 55

        Dr. Shaw was named Chief Technology Officer on February 28, 2013. He joined the Company in August 2011 when he was named Director of New Technologies. Prior to joining IKONICS, Dr. Shaw worked as a consultant beginning in 2008. From 1997 to 2008, Dr. Shaw served as President of the Standex Engraving Group. Dr. Shaw has a Certificate Award from the General Management Program of the Harvard Business School and earned a Ph.D. in Materials Engineering from Rensselaer Polytechnic Institute in 1992. He earned his Masters in Metallurgical Engineering in 1985 from the Polytechnic Institute of New York and a Bachelor in Materials Science and Engineering from Northwestern University in 1979.

Jon Gerlach, age 46

        Mr. Gerlach was named Chief Financial Officer, Vice President Finance and Secretary on August 5, 2003. Previously he served as the Finance Manager for Sappi Limited—Cloquet. Prior to working for Sappi, Mr. Gerlach served in various positions with Potlatch's Minnesota Pulp and Paper

Division from 1994 to 2002. His most recent position at Potlatch was the Division Manager of Business Planning. Mr. Gerlach has also worked as a Financial Analyst with Maurices Incorporated and with Ernst & Young LLP in their audit department. Mr. Gerlach earned a Masters in Business Administration from the University of Minnesota—Duluth in 2001 and a B.S. in Accounting from St. John's University in 1989.

Robert D. Banks, Jr., age 61

        Mr. Banks has been the Company's Vice President of International Sales since February 1997. Previously, he was the Company's Director of International Sales and Marketing from 1989 to 1997. His prior experience includes positions with Marshall and Ilsley Bank, H & H Exports and the Boy Scouts of America. He received a B.A. in both Economics and Environmental Studies from Northland College in 1976.

Parnell Thill, age 48

        Mr. Thill has been the Company's Vice President of Marketing since January 2005. Previously, he served as the Company's Marketing Director beginning in 2001. Prior to joining IKONICS, Mr. Thill worked as a marketing executive at The Stanley Works in the Industrial Tools Division. Mr. Thill earned a Masters in Business Administration from St. Thomas University in 2001, a Bachelors in Education from the University of Minnesota—Duluth in 1991, and a Bachelors in English from St. John's University in 1987.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table sets forth certain information regarding compensation for the fiscal years ended December 31, 2012 and December 31, 2011, provided to the Chief Executive Officer and the two other most highly compensated executive officers who received remuneration exceeding $100,000 during fiscal 2012 and 2011 (the "Named Executive Officers").

Name and Principal Position	Year	Salary ($)	All Other Compensation ($)	Total ($)
William C. Ulland	2012	236,282	11,814	248,096
Chairman, President and Chief Executive Officer	2011	229,400	11,470	240,870
Claude P. Piguet	2012	141,800	7,090	148,890
Executive Vice President	2011	137,670	6,884	144,554
Jon Gerlach	2012	131,655	6,583	138,238
Chief Financial Officer and Vice President Finance	2011	127,820	6,391	134,211

        The Company has not entered into employment agreements with any of the Named Executive Officers. The amounts portrayed in the table above under "All Other Compensation" represent the Company's contribution to its salary deferral plan adopted under Section 401(k) of the Internal Revenue Code. The Company's executive officers are eligible to participate in a 401(k) defined contribution plan. In any plan year, the Company will contribute to each participant up to 5% of the participant's compensation into the 401(k) plan. All of the Named Executive Officers participated in the 401(k) plan during fiscal 2012 and 2011 and received contributions.

        The Company maintains an annual bonus program pursuant to which executive officers are eligible to receive cash bonuses equal to a percentage of the year's bonus pool. The fiscal 2012 and fiscal 2011 bonus pools were set at 10% of the amount by which net income before income taxes (as adjusted for unusual items of income or expense) ("EBT") for the applicable fiscal year exceeded the EBT target for that fiscal year. For fiscal 2012 and fiscal 2011, Mr. Ulland was eligible to receive a bonus equal to 30% of the pool, Mr. Piguet, was eligible to receive a bonus equal to 20% of the pool, and Mr. Gerlach was eligible to receive a bonus equal to 15% of the pool. Each of the Company's other executive officers was eligible to receive bonuses equal to 10% to 15% of the pool for each year. The Committee did not allocate 10% of the pool in 2012 and 2011. No non-equity incentive plan compensation payments were made to the Named Executive Officers for 2012 or 2011 because the Company's EBT for the periods did not exceed the amount required for payment under the plan.

        The Company did not make any grants of stock options to the Named Executive Officers during fiscal 2012 or fiscal 2011.

OUTSTANDING EQUITY AWARDS
AT FISCAL YEAR-END

        As of the end of fiscal 2012, none of the Named Executive Officers had any unexercised stock options, stock that had not vested or equity incentive plan awards.

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth information with respect to the Company's Common Stock that may be issued under its 1995 Stock Incentive Plan as of December 31, 2012. The 1995 Stock Incentive Plan is the only equity compensation plan of the Company in existence as of December 31, 2012 and has been approved by the Company's shareholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column 1)
Equity compensation plans approved by shareholders	21,362	$6.72	119,323
Equity compensation plans not approved by shareholders	—	—	—

Total	21,362	$6.72	119,323

EMPLOYMENT CONTRACTS; TERMINATION OF
EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

        The Company does not have any employment agreements with any members of its executive management team, but has entered into confidentiality and non-competition agreements with such persons. These agreements generally provide that the executive will not solicit any other employee of the Company to leave the Company during the executive's employment with the Company and for two years following such employment, will not compete with the Company during the executive's employment and for one year thereafter, and will protect the proprietary information of the Company during and following such executive's employment.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires that the Company's directors, executive officers and persons who own more than ten percent of the Company's Common Stock file initial reports of ownership of the Company's Common Stock and changes in such ownership with the Securities and Exchange Commission. To the Company's knowledge based solely on a review of copies of forms submitted to the Company during and with respect to fiscal 2012 and on written representations from the Company's directors and executive officers, all required reports were filed on a timely basis during fiscal 2012.

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected McGladrey LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013. It is the judgment of the Audit Committee that McGladrey LLP has and will conduct its affairs in an appropriate manner and warranted selection as the Company's independent registered public accounting firm. While it is not required to do so, the Board of Directors is submitting the selection of McGladrey LLP for ratification in order to ascertain the views of the Company's shareholders on this selection. If the selection is not ratified, the Audit Committee will reconsider its selection.

        A representative of McGladrey LLP is expected to be present at the Annual Meeting of Shareholders and to be afforded an opportunity to make a statement or respond to questions during the meeting.

ADVISORY VOTE ON THE FREQUENCY OF
FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

        The Company is seeking an advisory vote from shareholders as to the frequency with which shareholders would have an opportunity to provide future advisory votes on compensation of the Company's Named Executive Officers. The shareholders may select a frequency of every one, two or three years, or abstain from voting on this matter. The Board of Directors recommends that the shareholders approve a frequency of one year (i.e., an annual vote) to allow shareholders an opportunity to provide regular, frequent feedback on the Company's executive compensation policies and practices. The frequency recommended by shareholders will not be binding on the Company or the Board of Directors.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

        The Company is asking its shareholders to provide advisory approval of the compensation of the Named Executive Officers included in this Proxy Statement, as the Company has described it in the "Executive Compensation" section. This vote is advisory and is not binding on the Company or the Compensation Committee of the Board of Directors. The Company believes its executive compensation practices, including the lack of employment agreements, change-in-control agreements or perquisites, demonstrate good governance practices and align the interests of the Company's executive officers and shareholders. The Company also believes that the compensation of the Named Executive Officers as disclosed in this Proxy Statement is significantly below the compensation paid to similar executive officers at companies similar to IKONICS due to the Company's relative low-cost location in Duluth, Minnesota, its historical pay practices and its focus on pay equity among the Named Executive Officers.

        The Board of Directors recommends that shareholders approve the following advisory resolution:

          RESOLVED, that the compensation paid to the individuals identified in the Summary Compensation Table, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, is hereby approved.

ADDITIONAL MATTERS

        The Annual Report of the Company for the year ended December 31, 2012, including financial statements, is being mailed with this Proxy Statement.

        Shareholder proposals intended to be presented at the 2014 Annual Meeting of Shareholders must be received by the Company at its principal executive office no later than November 19, 2013 for inclusion in the Proxy Statement for that meeting.

        As of the date of this Proxy Statement, management knows of no matters that will be presented for determination at the meeting other than those referred to herein. If any other matters properly come before the Annual Meeting calling for a vote of shareholders, it is intended that the shares of Common Stock represented by the proxies solicited by the Board of Directors will be voted by the persons named therein in accordance with their best judgment.

By Order of the Board of Directors,

Jon Gerlach
Secretary

Dated: March 19, 2013

 EXHIBIT A

IKONICS CORPORATION

AUDIT COMMITTEE CHARTER
(as of February 23, 2004)

Purpose

        There shall be an Audit Committee of the Board of Directors (the "Board") IKONICS Corporation (the "Company").

        The Audit Committee's purpose is to oversee accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Committee also has oversight of the independent auditor's qualifications and independence and the performance of the Company's internal audit function and independent auditor.

Organization

        The Audit Committee shall consist of at least three directors. The members of the Audit Committee and the Chair of the Audit Committee shall be appointed by the Board. Each director appointed to the Audit Committee shall:

          1.     satisfy the requirements of the The Nasdaq Stock Market, Inc. ("Nasdaq") rules relating to Audit Committee members, including (a) the applicable independence requirements in effect from time to time, (b) the requirement that Audit Committee members not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years and (c) the requirement that the Audit Committee members be able to read and understand financial statements, including the Company's balance sheet, income statement and cash flow statement; and

          2.     satisfy, as applicable, the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission (the "SEC").

        At least one member of the Audit Committee must have accounting or financial management expertise as required by the Nasdaq rules. In addition, the Audit Committee shall endeavor to have at all times on the Audit Committee at least one member who satisfies the definition of an "audit committee financial expert" as defined by the SEC.

        Compliance with the foregoing requirements shall be determined by the Board in its business judgment and in accordance with applicable rules, regulations and standards in effect from time to time.

Responsibilities

        The Audit Committee recognizes that the preparation of the Company's financial statements and other financial information is the responsibility of the Company's management and that auditing, or conducting reviews of, those financial statements and other financial information is the responsibility of the Company's independent auditor. The Audit Committee's responsibility is to oversee the management and the outside auditors in regard to the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

        The Company's management, and its independent auditor, in the exercise of their responsibilities, acquire greater knowledge and more detailed information about the Company and its financial affairs than members of the Audit Committee. Consequently, the Audit Committee is not responsible for providing any expert or special assurance as to the Company's financial statements and other financial information or any professional certification as to the independent auditor's work, including without limitation its reports on and reviews of the Company's financial statements and other financial information.

Oversight of Independent Auditor

        1.     The Audit Committee shall be directly responsible for the appointment, retention, compensation, evaluation, termination and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Audit Committee shall have sole authority to approve all audit engagement fees and terms and any non-audit engagements of the independent auditor, subject to the Audit Committee's right to delegate such authority as provided below and to the provisions of any policy regarding pre-approval of services established by the Audit Committee as provided below. The independent auditor shall report directly to the Audit Committee. The Company shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

        2.     The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and Rule 2-01(c)(7) of Regulation S-X. The Audit Committee may delegate authority to one or more members of the Audit Committee, who are independent directors, the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such member(s) shall be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may establish policies and procedures regarding the engagement of the independent auditor to render services to the Company, provided that the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service and the pre-approval policies and procedures do not include the delegation of the Audit Committee responsibilities to management. If pre-approval policies and procedures are adopted, the Company may engage the independent auditor to perform services consistent with the policies and procedures. When pre-approving non-audit services, the Audit Committee should consider whether the provision of the non-audit services by the independent auditor is compatible with maintaining the independent auditor's independence.

Authority to Engage Independent Advisors

        The Audit Committee shall have the authority to retain independent counsel and other legal, accounting or other advisors as it determines necessary to carry out its duties. The Company shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to any advisors employed by the Audit Committee.

Other Responsibilities

        The Audit Committee, to the extent it deems necessary or appropriate or to the extent required by the Exchange Act, the rules and regulations of the SEC or the rules of the Nasdaq, shall:

        1.    Responsibility for Financial Statement and Disclosure Matters

          (a)   Review and discuss with management and the independent auditor the Company's annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

          (b)   Review the Company's quarterly financial statements, including disclosures made in management's discussion and analysis, prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements. The review and discussion should include any matters identified by the independent auditor pursuant to Statement on Auditing Standards No. 71 regarding the Company's interim financial statements.

          (c)   Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

          (d)   Review and discuss any quarterly reports from the independent auditor on:

      (i)
      all critical accounting policies and practices to be used,

      (ii)
      all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and

      (iii)
      other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

          (e)   Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

          (f)    Review and consider the matters required to be discussed by Statement on Auditing Standards No. 61 with the independent auditor and management relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

          (g)   Receive information from the Company's management about any significant deficiencies or material weaknesses in the design or operation of internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

        2.    Oversight of the Company's Relationship with the Independent Auditor

          (a)   Review and evaluate the lead partner of the independent audit team.

          (b)   Obtain and review a report from the independent auditor at least annually regarding:

      (i)
      the independent auditor's internal quality-control procedures,

      (ii)
      any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm,

      (iii)
      any steps taken to deal with any such issues, and

      (iv)
      all relationships between the independent auditor and the Company consistent with Independence Standards Board Standard No. 1.

  Actively engage in a dialogue with the independent auditor regarding any disclosed relationships or services that may impact the objectivity and independence of the independent auditor. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, taking into account the opinions of management and internal auditors. Present its conclusions with respect to the independent auditor to the Board.

          (c)   Ensure the rotation of the audit partner, lead partner and concurring partner of the independent auditor as required by law.

          (d)   Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company in order to ensure the independence of the independent auditor under the SEC rules.

          (e)   Confirm that none of the audit partners earn or receive compensation based on procuring engagements with the Company for providing products or services, other than audit, review or attest services.

          (f)    Discuss with the national office of the independent auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

          (g)   Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

        3.    Oversight of the Company's Internal Audit Function

          (a)   Review the appointment and replacement of the senior internal auditing executive, if any.

          (b)   Review the significant reports to management prepared by the internal auditing function, if any, and management's responses.

          (c)   Discuss with the independent auditor and management the responsibilities, budget and staffing of the internal audit function, if any, and any recommended changes in the planned scope of the internal audit.

        4.    Compliance Oversight

          (a)   Obtain from the independent auditor assurance that the audit was conducted in a manner consistent with Section 10A(b) of the Exchange Act.

          (b)   Administer and oversee, to the extent directed by the Board, any codes of ethics or business conduct adopted by the Company.

          (c)   Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

          (d)   Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

          (e)   Review and evaluate related party transactions required to be disclosed by Item 404 of SEC Regulation S-K for potential conflict of interest situations on an ongoing basis.

          (f)    Prepare an audit committee report as required by the rules of the SEC to be included in the Company's annual proxy statement.

          (g)   Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

Meetings

        The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee shall report regularly to the Board through presentations at Board meetings or by submission of the minutes of the Audit Committee meetings to the Board. In addition to funding for the specific purposes described above, the Company shall provide appropriate funding, as determined by the Audit Committee, for ordinary administrative expenses that are necessary for the Audit Committee to carry out its duties.

 EXHIBIT B

IKONICS CORPORATION

COMPENSATION COMMITTEE CHARTER
(as of February 28, 2013)

Purpose

        The Compensation Committee is appointed by the Board of Directors to discharge the Board's responsibilities relating to compensation of the Company's executives.

Committee Membership

        The Committee will be composed of at least three directors, all of whom satisfy the definition of "independent" under the applicable listing standards of the Nasdaq Stock Market, Inc. with respect to Committee members. All Committee members shall also be "non-employee directors" as defined by Rule 16b-3 under the Securities Exchange Act of 1934 and "outside directors" as defined by Section 162(m) of the Internal Revenue Code. The Committee members will be appointed by the Board and may be removed by the Board in its discretion. The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate, provided the subcommittees are composed entirely of independent directors.

Meetings

        The Committee shall meet as often as its members deem necessary to perform the Committee's responsibilities.

Committee Authority and Responsibilities

        The Committee will have the authority, to the extent it deems necessary or appropriate, to retain a compensation consultant to assist in the evaluation of director, Chief Executive Officer (CEO) or senior executive compensation. The Committee shall have sole authority to retain and terminate any such consulting firm, including sole authority to approve the firm's fees and other retention terms. The Committee shall also have authority, to the extent it deems necessary or appropriate, to retain other advisors. The Company will provide for appropriate funding, as determined by the Committee, for payment of compensation to any consulting firm or other advisors employed by the Committee.

        The Committee will make regular reports to the Board and will propose any necessary action to the Board. The Committee will review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. The Committee will annually evaluate the Committee's own performance.

        The Committee, to the extent it deems necessary or appropriate, will:

  •
  Review and approve the Company's goals and objectives relevant to CEO compensation, evaluate the CEO's performance in light of those goals and objectives, and determine and approve the CEO's compensation level based on this evaluation (the CEO may not be present during voting or deliberations by the Committee on the CEO's compensation).

  •
  Consider the Company's performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the Company's CEO in past years when determining the long-term component of the CEO's compensation.

  •
  Approve non-CEO executive officer compensation (the Company's CEO may be present at the meeting deliberations on this subject, but may not vote).

B-1

  •
  Approve, or make recommendations to the Board, with respect to non-CEO compensation, incentive-compensation plans and equity-based plans.

  •
  Produce a compensation committee report as required by the rules of the SEC to be included in the Company's proxy statement.

B-2

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 IKONICS CORPORATION The Board of Directors Recommends a Vote FOR Items 1, 2 and 4 and 1 YEAR for Item 3. 1. Election of 01 Charles H. Andresen 04 William C. Ulland 07 Lockwood Carlson Vote FOR Vote WITHHELD directors: 02 David O. Harris 05 Rondi C. Erickson 08 Ernest M. Harper Jr. all nominees from all nominees 03 Gerald W. Simonson 06 H. Leigh Severance 09 Darrell B. Lee (except as marked) (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.) 2. Ratification of the selection of McGladrey LLP as IKONICS Corporation’s independent registered public accounting firm for the year ending December 31, 2013. For Against Abstain 3. Advisory vote on the frequency of future advisory votes on named executive officer compensation. 1 Year 2 Years 3 Years Abstain 4. Advisory vote approving the compensation of the named executive officers disclosed in the proxy statement. For Against Abstain 5. In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting, or adjournments or postponements thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ITEMS 1, 2 AND 4 AND 1 YEAR FOR ITEM 3. Address Change? Mark box, sign, and indicate changes below: Date , 2013 Signature(s) in Box (If there are co-owners, each must sign.) Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, adminis trators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

IKONICS Corporation 4832 Grand Avenue, Duluth, MN 55807 proxy This proxy is solicited by the Board of Directors for use at the Annual Meeting on April 24, 2013. The shares of stock you hold in your account will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted “FOR” Items 1, 2 and 4 and 1 YEAR for Item 3. By signing the proxy, you revoke all prior proxies and appoint William C. Ulland and Jon Gerlach, and each of them, with full power of substitution, to vote your shares on the matter shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments. See reverse for voting instructions. IKONICS CORPORATION ANNUAL MEETING OF SHAREHOLDERS Wednesday, April 24, 2013 1:00 p.m., Local Time Kitchi Gammi Club 831 E. Superior St. Duluth, Minnesota

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GENERAL INFORMATION
SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT
ELECTION OF DIRECTORS
DIRECTOR COMPENSATION
REPORT OF THE AUDIT COMMITTEE
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION SUMMARY COMPENSATION TABLE
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
EQUITY COMPENSATION PLAN INFORMATION
EMPLOYMENT CONTRACTS; TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION
ADVISORY VOTE ON EXECUTIVE COMPENSATION
ADDITIONAL MATTERS
  EXHIBIT A
IKONICS CORPORATION AUDIT COMMITTEE CHARTER (as of February 23, 2004)
  EXHIBIT B
IKONICS CORPORATION COMPENSATION COMMITTEE CHARTER (as of February 28, 2013)